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                                                                    Exhibit 23.2



                       Consent of Independent Accountants



We consent to the reference to our firm under the caption "Independent Accountants" and to the use of our report on the consolidated balance sheet of T.K.G. Acquisition Corp. as of December 31, 1995 dated March 25, 1996, in the Amendment No. 2 to the Registration Statement (Form S-4) of Knoll, Inc.



                                                          /s/ Ernst & Young LLP


                                                              Ernst & Young LLP

New York, New York
June 7, 1996